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                                                                    EXHIBIT 23.2



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 13, 2000 included in Novatel Wireless, Inc.'s previously filed Form S-1 Registration Statement No. 333-42570.


/s/ Arthur Andersen LLP
San Diego, California
January 11, 2001